UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

EMEREN GROUP LTD

(Exact name of Registrant as Specified in Its Charter)

British Virgin Islands	001-33911	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Water Street, Suite 302 Norwalk, Connecticut	06854
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +1 925-425-7335

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 10 ordinary shares, no par value per share	SOL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 18, 2025, Emeren Group Ltd, a BVI business company (the “Company”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with Shurya Vitra Ltd., a BVI business company (“Parent”), and Emeren Holdings Ltd., a BVI business company and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company, with the Company continuing as the surviving company (the “Merger”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

Concurrently with the execution of the Merger Agreement, Ke Chen and Enrico Bocchi entered into a rollover and support agreement with Parent (as amended, the “Rollover Agreement”), pursuant to which Ke Chen and Enrico Bocchi have agreed, among other things, to vote their shares in favor of the adoption of the Merger Agreement and the approval of the Merger and to the cancellation of their shares in exchange for newly issued shares of Parent.

On September 2, 2025, the Company, Parent and Merger Sub entered into an Amendment to the Agreement and Plan of Merger (the “Amendment to Merger Agreement”), and Ke Chen, Enrico Bocchi, Shah Capital Opportunity Fund LP (“Shah Capital”) and Parent entered into an Amendment to the Rollover Agreement (the “Amendment to Rollover Agreement”), pursuant to which the Merger Agreement and the Rollover Agreement are, respectively, amended to clarify that Shah Capital is a Rollover Securityholder. As a Rollover Securityholder, Shah Capital has agreed to vote its shares in the Company in favor of the adoption of the Merger Agreement and the approval of the Merger and to the cancellation of its shares in exchange for newly issued shares of Parent.

The foregoing description of the Amendment to Merger Agreement and the Amendment to Rollover Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full texts of the relevant agreements, which are attached as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated by reference herein.

Item 8.01 Other Events.

On September 2, 2025, the Company issued a press release announcing it has called an extraordinary general meeting of shareholders (the “EGM”) to be held on October 21, 2025 at 10:00 a.m. (Eastern Time), at 2301 Sugar Bush Road, Suite 510, Raleigh, NC 27612, U.S., to consider and vote on, among other things, the proposal to authorize and approve the Merger Agreement and any and all transactions contemplated thereby, including the Merger (the “Proposed Transactions”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

If consummated, the Merger would result in the Company becoming a privately held company, and its ordinary shares and American Depositary Shares (“ADSs”) would no longer be listed or traded on the New York Stock Exchange.

The Company’s board of directors (the “Board”), acting upon the unanimous recommendation of a special committee of independent directors established by the Board, composed solely of three independent directors of the Company who are unaffiliated with any person participating as a buyer or rollover shareholder in the Merger, authorized and approved the execution, delivery and performance of the Merger Agreement and the Proposed Transactions, and recommends that the Company’s shareholders vote FOR, among other things, the proposal to adopt the Merger Agreement.

Shareholders of record at the close of business in the British Virgin Islands on September 15, 2025 will be entitled to directly vote at the EGM or any adjournment or postponements thereof.

Additional information regarding the EGM and the Merger Agreement can be found in the transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) and the preliminary proxy statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 2, 2025, which can be obtained, along with other filings containing information about the Company, the Merger, and related matters, without charge, from the SEC’s website www.sec.gov. As of the date hereof, the proxy statement is in preliminary form, and is subject to completion or amendment. Requests for additional copies of the proxy statement should be directed to BetaNXT, Inc., the Company’s proxy solicitor, at 1-800-555-2470 (U.S. Toll-Free) or P.O. BOX 8016, CARY, NC 27512-9903 (attention to EMEREN-2025 EGM).

The date of the EGM is subject to postponement depending on the SEC’s review of the transaction statement on Schedule 13E-3 and the preliminary proxy statement. In the event of any postponement, the Company will provide notice of the EGM in accordance with relevant laws and regulations and the Company’s memorandum and articles of association.

The Company and certain of its directors and executive officers may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from the shareholders with respect to the Proposed Transactions. Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in the Schedule 13E-3 transaction statement relating to the Merger and the proxy statement attached thereto filed by the Company in connection with the EGM to vote on the Proposed Transactions. Further information regarding persons who may be deemed participants, including any direct or indirect interests they may have, is also set forth in the proxy statement.

This announcement is for information purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities or a solicitation of any proxy, vote, or approval with respect to the Proposed Transactions or otherwise, nor shall it be a substitute for the Proxy Statement, Schedule 13E-3 or other documents that have been or may be made filed with the SEC or sent to the Company’s shareholders in connection with the Proposed Transactions.

Additional Information and Where to Find It

This current report on Form 8-K is only a brief description of the Proposed Transactions. It is not a request for or solicitation of a proxy or an offer to acquire or sell any shares. In connection with the Proposed Transactions, the Company filed relevant materials with the SEC, including the Proxy Statement and the Schedule 13E-3. A copy of all final proxy materials will be sent to shareholders prior to the EGM at which the company’s shareholders will be asked to vote on the proposals described in the materials provided by the company. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND SCHEDULE 13E-3 AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTIONS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTIONS, AND RELATED MATTERS.

Participants in the Solicitation of Proxies

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transactions. Information about the directors and executive officers of the Company is set forth in: (i) the Company’s proxy statement for its 2024 annual meeting of shareholders under the headings “Proposal One: Election of Directors” (including “Director Compensation”), “Executive Officers,” and “Executive Compensation,” which was filed with the SEC on September 17, 2024; (ii) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Item 13. Certain Relationships and Related Transactions, and Director Independence,” which was filed with the SEC on March 25, 2025, and amended on March 26, 2025 and April 22, 2025; and (iii) to the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2024 annual meeting of shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials filed with the SEC regarding the Proposed Transactions. Investors should read the Proxy Statement carefully before making any voting or investment decisions. Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.emeren.com.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act related to the Company and the Proposed Transactions. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve risks and uncertainties that could significantly affect the financial or operating results of the Company. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “can,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “project,” “should,” “target,” “will,” and “would” and the negative of these terms or other similar expressions. Forward-looking statements in this Current Report on Form 8-K include, among other things, statements about the potential benefits of the Proposed Transactions, including future plans, objectives, expectations, and intentions; the anticipated timing related to the special meeting, including the record date, special meeting date and announcement date; the anticipated timing of closing of the Proposed Transactions; and the anticipated delisting and deregistration of the Company’s ordinary shares and ADSs. In addition, all statements that address operating performance, events or developments that the Company expects or anticipates will occur in the future – including statements relating to creating value for shareholders, benefits of the Proposed Transactions, and the expected timetable for completing the Proposed Transactions – are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results, including the actual results of the Company to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among other things, risks related to the possibility that the conditions to the consummation of the Proposed Transactions will not for any reason be satisfied (including the failure to obtain the approval of the Merger Agreement by the Company’s shareholders or the failure to obtain required regulatory approvals) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the Proposed Transactions; the ability to retain and hire key personnel; negative effects of the announcement or failure to consummate the Proposed Transactions on the market price of the capital shares of the Company and on the Company’s operating results, including that the Company’s share price may decline significantly if the Proposed Transactions is not consummated; the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, which in certain circumstances may require the Company to pay a termination fee; significant transaction costs, fees, expenses and charges; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining employee, customer, or other business, contractual, or operational relationships following the Proposed Transactions announcement or closing of the Proposed Transactions and the diversion of the attention of the Company management from its ongoing business); failure to consummate or delay in consummating the Proposed Transactions for any reason; risks and uncertainties related to competition and demand for the Company’s products; the rapidly evolving market and uncertainty regarding the development of markets for the Company’s products; dependence on customers or other third parties; difficulties in commercializing new products, including delays and the failure of new products to perform as expected, to be manufactured at acceptable volumes, yields, and cost, to be qualified and accepted by the Company’s customers, and to successfully compete with products offered by competitors; uncertainties concerning the availability and cost of raw or commodity materials and product components; competition-related risks; risks and uncertainties related to laws, regulations, and legal proceedings, including litigation matters relating to the Proposed Transactions or otherwise impacting the Company generally, including the nature, cost, and outcome of any litigation and other legal proceedings related to the Proposed Transactions that may be instituted against the parties and others following the announcement of the Proposed Transactions; acquisition-related risks; economic changes in global markets, such as inflation and interest rates, and recession; government policies (including policy changes affecting the technology and semiconductor, taxation, trade, tariffs, immigration, customs, and border actions) and other external factors that the Company cannot control; risks related to intellectual property, privacy matters, and cyber security (including losses and other consequences from failures, breaches, attacks, or disclosures involving information technology infrastructure and data); other business effects (including the effects of industry, market, economic, political, or regulatory conditions); and other risks and uncertainties, including, but not limited to, those described in the Company’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including the Company’s Quarterly Reports on Form 10-Q.

A further description of risks and uncertainties relating to the Company can be found in its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.

There can be no assurance that the Proposed Transactions will in fact be consummated. If the Proposed Transactions are consummated, the Company’s shareholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The Company cautions investors not to unduly rely on any forward-looking statements, which speak only as of the date thereof. The Company does not intend to update or revise any forward-looking statements as the result of new information or future events or developments, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits Index

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Merger, dated as of September 2, 2025, by and among Emeren Group Ltd, Shurya Vitra Ltd., and Emeren Holdings Ltd

10.1	Amendment to Rollover Agreement, dated as of September 2, 2025, by and among Shurya Vitra Ltd., Ke Chen, Enrico Bocchi and Shah Capital Opportunity Fund LP

99.1	Press Release of Emeren Group Ltd, issued on September 2, 2025

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMEREN GROUP LTD

Date: September 3, 2025	By:	/s/ Ke Chen
Ke Chen
Chief Financial Officer